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2
Participants
 Stacey Witten
 Coordinator, Investor Relations
 Abe Reichental
 President & Chief Executive Officer
 Damon Gregoire
 Senior Vice President & Chief Financial Officer
 Bob Grace
 Vice President & General Counsel

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Welcome Webcast Viewers
 To listen to the conference via phone and to
 ask questions during our Q&A session, please
 dial:
  1-888-336-3485 in the United States
  1-706-634-0653 from outside the United
 States
  Participant Code: 81216601

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Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,”
“expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking
Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Operating Results
Abe Reichental, President & CEO
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 We experienced improved global business conditions
 We enjoyed quarter-over-quarter revenue growth from
 all revenue buckets led by materials and Production
 Systems revenue contributions and record 3D printer
 sales
 We expanded gross profit margin
 We continued to grow our 3Dproparts™ service
 organically and through additional acquisitions
 We ended the quarter with a backlog of $5.2 million
 We generated $2.7 million net income
Second Quarter 2010 Overview

Financial Review
Damon Gregoire, Senior Vice President & CFO
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Second Quarter 2010 Operating Results
($ Millions except per share amounts)
EPS included the negative impact of 3 cents per share
EPS included the negative impact of 3 cents per share
planned V-Flash® ramp up and 5 cents per share from
planned V-Flash® ramp up and 5 cents per share from
litigation costs
litigation costs

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Six Months 2010 Operating Results
($ Millions except per share amounts)
EPS included the negative impact of 4 cents per share
EPS included the negative impact of 4 cents per share
planned V-Flash® ramp up and 9 cents per share from
planned V-Flash® ramp up and 9 cents per share from
litigation costs
litigation costs

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 Systems revenue in Q2 2010 consisted of:
  35% large-frame systems (15% in Q2 2009)
  23% mid-frame systems (45% in Q2 2009)
  42% 3D printers (40% in Q2 2009)
 Services revenue includes:
  Maintenance and warranty contract revenue
  Sales of system upgrades
  Installation of and training on machines
  3Dproparts™ sales
**Columns may not foot due to rounding

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 Healthcare solutions represented 14% of total revenue
 Recurring revenue from materials and services amounted to
 73% of total healthcare solutions revenue
 Healthcare solutions revenue consists of sales of systems,
 materials and services for:
  Hearing aid applications,
  Dental applications, and
  Medical device applications
 Given its early development stage, healthcare solutions
 revenue may fluctuate due to timing of Production Systems
 sales within a reporting period
Healthcare Solutions Second Quarter Revenue

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 Gross margin improved compared to the second quarter
 of 2009
 Net income of $2.7 million included $2.4 million of non-
 cash expenses
 Cash position decreased from the previous quarter to
 $25.9 million, after funding our acquisition of DPT, and
 we continue to carry no debt on our balance sheet
 Inventory increased due in part to the timing of sales
 and revenue recognition at quarter-end
($ Millions)

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Second Quarter Revenue Composition by Category and Region
Recurring revenue represents 70% of total revenue
5
10
15
20
25
30
35
0
40
2009
2010
2009
2010
Asia Pacific
Europe
North
America
$35.1
$24.7
10%
$35.1
30%
40%
47%
38%
30%
24%
49%
13%
46%
44%
29%

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Systems gross profit margin benefited from:
  The continued favorable impact of operational and cost
 improvements
  Better overhead absorption over a larger revenue base
**Columns may not foot due to rounding

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Systems gross profit margin benefited from:
  The continued favorable impact of operational and cost
 improvements
  Better overhead absorption over a larger revenue base

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40
60
80
100
120
140
160
Days Inventory On Hand
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
63
63
70
66
101
132
121
102
100
125
60
122
63
Q3 2009
Q4 2009
83
60
Q1 2010
62
105
Second Quarter Working Capital Management
59
103
Q2 2010

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Six Months Working Capital Update
($ Thousands)

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Long Term Operating Model
$150 million
$200 million
 Revenue
Gross Profit
SG&A
R&D
 Operating Income
 Net Income after tax
 Depreciation & Amortization
 Capital Expenditures
 Recurring Revenue
48%
25%
8%
15%
10%
4%
2%
70%
58%
23%
7%
28%
20%
4%
2%
80%
This target model is not intended to constitute financial guidance related to the company’s expected performance. It is based upon management’s current expectations concerning future events and trends and is necessarily subject to uncertainties.

Progress & Outlook
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Abe Reichental, President & CEO

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Recent Developments
 We expanded our 3Dproparts™ services by:
  Acquiring Design Prototyping Technologies (Q2 2010)
  Acquiring CEP and ProtoMetal (Q3 2010)
  Investing in new state-of-the-art iPro™ and sPro™ capacity including two new iPro™ XL systems
 We grew our healthcare solutions revenue and installed
 base
 We expanded our reseller channel and achieved new
 quarterly record 3D printer revenues resulting in a 92%
 improvement over the comparable 2009 quarter

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Growth Drivers
 We entered the third quarter of 2010 with a strong
 sales funnel
 We expect 3D printer sales to continue to grow,
 helped by expanding channel and our V-Flash® and
 ProJet™ printers marketplace acceptance
 We expect revenue from our 3Dproparts™ services
 to continue to grow globally
 We expect sales of our healthcare solutions to
 increase, benefiting from our expanding solutions
 portfolio and growing installed base

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 We expect continued revenue growth over prior year
 quarters and sequentially during the second half of
 2010
 We expect continued record 3D printer revenue
 growth driven by:
  Higher ProJet™ and V-Flash® sales
  Although our total printer revenue is above our
 expectations, given the favorable and significant
 shift in mix towards higher priced higher throughput
 printers, we expect that it might take longer to
 reach our 250 unit/quarter V-Flash® sales target
 We expect 3Dproparts™ revenue run-rate to reach 15-
 20% of our total fourth quarter 2010 revenue
Revenue Outlook

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Gross Profit and Operating Expenses Outlook
 We expect our gross profit margin to remain stable despite:
  Potential adverse systems mix in favor of lower margin printers and integration period of acquired businesses and
  Continued negative 2-4 percentage point quarterly drag from
 V-Flash®  through the second half of 2010
 We expect SG&A to be in the range of $19.0 - 21.5 million for the remainder of 2010:
  Inclusive of our anticipated litigation expenses as we currently understand them
  Increased operating costs associated with 3Dproparts™ acquisitions we made thus far
 We expect R&D spending for the remainder of 2010 to be in the range of $5.0 - 6.0 million while keeping pace with our
 planned new product introductions

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Bottom Line
 Our sales funnel remains robust
 Our Parts, Printers and Production Systems
 are expected to generate increased customer
 demand
 Our business model is built around significant,
 recurring revenue components that generate
 improved margins
We remain committed to our long-term growth objectives and confident in our ability to provide value to our customers and stockholders

Q&A Session
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• International: 1-706-634-0653
• Participant code: 81216601

Thank You for Participating
Replay available at www.3dsystems.com/ir